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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 3, 2001




                    Charles E. Smith Residential Realty, Inc.
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             (Exact name of registrant as specified in its charter)




         Maryland                         1-13174               54-1681655
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(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)




    2345 Crystal Drive, Crystal City, Virginia                    22202
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   (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (703) 920-8500




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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits


Exhibit
Number            Exhibit Description
--------          -------------------
99.3              Pro Forma Condensed Combined Financial Statements (Unaudited) of
                  Archstone-Smith Trust



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHARLES E. SMITH RESIDENTIAL
                                               REALTY, INC.


Date:  June 26, 2001                           By: /s/ Wesley D. Minami
                                                  ----------------------------
                                                  Name:   Wesley D. Minami
                                                  Title:  President


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                                INDEX TO EXHIBITS


Exhibit
Number                                      Exhibit Description                                           Page
--------                                    -------------------                                           ----
99.3              Pro Forma Condensed Combined Financial Statements (Unaudited) of
                  Archstone-Smith Trust
